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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (date of earliest event reported):

                                  JULY 8, 2001


                          INTERNATIONAL GAME TECHNOLOGY
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             (Exact name of registrant as specified in its charter)


         Nevada                       001-10684                 88-0173041
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Formation)                  File Number)         Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89511
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        On July 8, 2001, International Game Technology, a Nevada corporation ("IGT"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with NAC Corporation, a Nevada corporation and wholly-owned subsidiary of IGT ("Merger Sub"), and Anchor Gaming, a Nevada corporation ("Anchor Gaming").

        Pursuant to the Merger Agreement and subject to the terms and conditions thereof, Merger Sub will be merged with and into Anchor Gaming. Anchor Gaming will be the surviving corporation in the merger and become a wholly-owned subsidiary of IGT. Under the terms of the Merger Agreement, subject to a collar as described below, each share of Anchor Gaming's common stock will be exchanged at the effective time of the merger for one share of IGT's common stock (the "Exchange Ratio").

        The Merger Agreement contains a collar provision that operates as follows.

        If IGT's Share Value (as defined below) is from $50.00 to $75.00, inclusive, the Exchange Ratio will be one for one.

        If, alternatively, the Share Value is less than $50.00, Anchor Gaming will have the right to notify IGT in writing of its intention to terminate the Merger Agreement and in this event IGT will have the option in its sole and absolute discretion, but not the obligation, to adjust the Exchange Ratio to equal a fraction, the numerator of which is $50.00, and the denominator of which is the Share Value. If, in this case, IGT elects to make this adjustment, Anchor Gaming will be required to accept it. On the other hand, if the Share Value is less than $50.00 but Anchor Gaming does not notify IGT of its intention to terminate the Merger Agreement, the Exchange Ratio will remain one to one. For example, if the Share Value was $48.00, and Anchor Gaming delivered its termination notice to IGT under the terms of the Merger Agreement, IGT could, at its sole option, adjust the Exchange Ratio to 1.0417 ($50.00/$48.00), and Anchor Gaming shareholders would receive 1.0417 shares of IGT's common stock for each share of Anchor Gaming common stock held by them. If IGT elected not to adjust the Exchange Ratio, the Merger Agreement would terminate. If Anchor Gaming did not deliver a termination notice, the Exchange Ratio would remain at one to one.

        If, conversely, the Share Value exceeds $75.00, and IGT notifies Anchor Gaming in writing of its intention to terminate the Merger Agreement, Anchor Gaming will have the option in its sole and absolute discretion, but not the obligation, to adjust the Exchange Ratio to equal a fraction, the numerator of which is $75.00, and the denominator of which is the Share Value. If IGT does not notify Anchor Gaming of its intention to terminate the Merger Agreement, the Exchange Ratio will remain one to one. For example, if the Share Value was $77.00 and IGT delivered its termination notice to Anchor Gaming, Anchor Gaming could, at its sole option, adjust the Exchange Ratio to 0.9740 ($75.00/$77.00), and Anchor Gaming's shareholders would receive 0.9740 shares of IGT's common stock for each share of Anchor Gaming's common stock held by them. If Anchor Gaming elected not to adjust the Exchange Ratio, the Merger Agreement would terminate. If IGT did not deliver a termination notice, the Exchange Ratio would remain at one to one.


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        The term "Share Value" as used in the Merger Agreement means an amount equal to the average closing price for IGT's Common Stock as reported on the New York Stock Exchange for the twenty (20) consecutive trading days ending on the third business day preceding the date of Anchor Gaming's Stockholders' Meeting, so long as the Closing Date (as defined in Section 1.2 of the Merger Agreement) occurs within five business days of Anchor Gaming's Stockholders' Meeting or, if the Closing Date is more than five business days after Anchor Gaming's Stockholders' Meeting, the date that is the third business day preceding the Closing Date. For example, if Anchor Gaming's Stockholders' Meeting is on a Wednesday and the Closing Date is less than five business days after that date, the last date of the measurement period would be the preceding Friday, assuming that each of the interim days and the Friday were business days.

        No fractional shares will be issued in the merger. Each shareholder of Anchor Gaming who would otherwise be eligible to receive a fractional share of IGT's common stock in the merger will receive instead a cash payment equal to the prorated value of such fractional share on the Closing Date as reported in The Wall Street Journal.

        A copy of the Merger Agreement is being filed as Exhibit 2 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

        Contemporaneously with the execution and delivery of the Merger Agreement, IGT entered into a Voting Agreement (the "Voting Agreements") with each of two shareholders of Anchor Gaming. Copies of the Voting Agreements are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of each Voting Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.                           Description
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    2           Agreement and Plan of Merger, dated as of July 8, 2001, by and among International Game Technology, NAC Corporation and Anchor Gaming.

   10.1 Voting Agreement, dated as of July 8, 2001, by and between International Game Technology and Thomas J. Matthews.

   10.2 Voting Agreement, dated as of July 8, 2001, by and between International Game Technology and Joseph Murphy.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INTERNATIONAL GAME TECHNOLOGY
                                                         (Registrant)


Date: July 10, 2001                            By: /s/ Maureen Mullarkey
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                                               Name: Maureen Mullarkey
                                               Its:  Chief Financial Officer
                                                     and Vice President, Finance



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                                  EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.                        Description
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    2        Agreement and Plan of Merger, dated as of July 8, 2001, by and among International Game Technology, NAC Corporation and Anchor Gaming.

   10.1 Voting Agreement, dated as of July 8, 2001, by and between International Game Technology and Thomas J. Matthews.

   10.2 Voting Agreement, dated as of July 8, 2001, by and between International Game Technology and Joseph Murphy.